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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 31, 1999


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


           001-13949                                65-0424192
     (Commission File No.)             (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298

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ITEM 5.  OTHER EVENTS.

         On March 24, 1999, Local Financial Corporation announced the consolidation of Local Federal Bank and Local America Bank into one statewide banking entity operating under the name of Local Oklahoma Bank. The name change became effective March 31, 1999.

         The press release issued in connection with this announcement is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LOCAL FINANCIAL CORPORATION


Date:    April 1, 1999            By:  /s/Richard L. Park
                                       ----------------------------------------
                                       Richard L. Park, Chief Financial Officer


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                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                         DATE OF REPORT: MARCH 31, 1999


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                                                                                                   CONSECUTIVE
        EXHIBIT NO.                                   DESCRIPTION                                   PAGE NO.
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         Exhibit 99                        Press Release dated March 24, 1999                           4
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